                                                                   EXHIBIT 99(b)


                                MERCK & CO., INC.
                              PRODUCT SALES DETAIL


                                                                 4Q `00 vs. 4Q `99
                                        ------------------------------------------------------------------
                                         TOTAL       TOTAL       U.S.         U.S.     FOREIGN     FOREIGN
              PRODUCT                   % CHG          $        % CHG          $        % CHG          $
----------------------------------------------------------------------------------------------------------
VIOXX                                    N/M       $  700         N/M      $  570         N/M       $  130
VASOTEC / VASERETIC                      -44%         330         -73%         65         -23%         265
PRINIVIL / PRINZIDE                       26%         240          30%        215           0%          25
COZAAR / HYZAAR                           29%         530          47%        265          15%         265
MEVACOR                                   -7%         125           0%        105         -33%          20
ZOCOR                                     14%       1,460          27%        970          -5%         490
AGGRASTAT                                 20%          30          25%         25           0%           5
SINGULAIR                                 44%         245          46%        190          38%          55
MAXALT                                    38%          55          33%         40          50%          15
PROPECIA                                 -10%          45           0%         25         -20%          20
PROSCAR                                    4%         125           8%         65           0%          60
PRIMAXIN                                   0%         155           0%         50           0%         105
PEPCID                                     2%         240           2%        220           0%          20
FOSAMAX                                    9%         315          11%        210           5%         105
CRIXIVAN/STOCRIN                         -29%         120         -15%         55         -38%          65
TIMOPTIC/TIMOPTIC XE                     -24%          65           0%         20         -31%          45
TRUSOPT/COSOPT                             0%         100           0%         45           0%          55
HEPATITIS VACCINES                         0%          75           0%         70           0%           5
VIRAL VACCINES                             5%         115           0%        105         N/M           10
OTHER VACCINES                             0%          30         N/M          25         N/M            5

NOTE:    Product  sales  rounded  to  the  nearest  $5  million.

N / M - Not Meaningful

                                MERCK & CO., INC.
                              PRODUCT SALES DETAIL

                                                   FULL YEAR 2000 vs. FULL YEAR 1999
                                     -----------------------------------------------------------
                                     TOTAL      TOTAL     U.S.        U.S.    FOREIGN   FOREIGN
              PRODUCT                % CHG        $      % CHG         $       % CHG        $
------------------------------------------------------------------------------------------------
VIOXX                                 N/M      $2,160       N/M     $1,745        N/M     $  415
VASOTEC / VASERETIC                   -22%      1,790       -28%       705        -18%     1,085
PRINIVIL / PRINZIDE                    32%      1,075        35%       965         10%       110
COZAAR / HYZAAR                        24%      1,715        24%       770         24%       945
MEVACOR                               -13%        520       -11%       425        -21%        95
ZOCOR                                  17%      5,280        30%     3,410          0%     1,870
AGGRASTAT                              63%        130        54%       100        N/M         30
SINGULAIR                              72%        860        76%       670         58%       190
MAXALT                                 81%        190        81%       145         80%        45
PROPECIA                                5%        195         0%        95         11%       100
PROSCAR                                 6%        470        15%       230         -2%       240
PRIMAXIN                                5%        605         3%       180          6%       425
PEPCID                                 -7%        850        -5%       775        -17%        75
FOSAMAX                                22%      1,275        27%       880         13%       395
CRIXIVAN/STOCRIN                      -20%        530       -21%       210        -20%       320
TIMOPTIC/TIMOPTIC XE                  -14%        255       -18%        70        -12%       185
TRUSOPT/COSOPT                         11%        365        10%       170         11%       195
HEPATITIS VACCINES                     15%        345        17%       315          0%        30
VIRAL VACCINES                          6%        520         5%       485         17%        35
OTHER VACCINES                         14%         80        38%        55          0%        25

NOTE: Product sales rounded to the nearest $5 million.
N / M - Not Meaningful

                                MERCK & CO., INC.
                                 FOURTH QUARTER

                                             4Q `00         4Q `99       % CHG.
--------------------------------------------------------------------------------
TOTAL SALES                              $   11,467.3     $   8,963.4        28%
                                         ------------     -----------

TOTAL COSTS, EXPENSES, & OTHER           $    8,956.2     $   6,752.0
                                         ------------     -----------
   Materials & Production                     6,570.6         4,644.0
   Marketing & Administrative                 1,774.1         1,588.6
   Research & Development                       662.4           627.9
   Equity Income From Affiliates               (145.5)         (180.4)
   Other (Income)/Expense, Net                   94.6            71.9




PRE-TAX INCOME                           $    2,511.1     $   2,211.4

TAXES                                    $      746.7     $     638.2
TAX RATE                                         29.7%           28.9%

NET INCOME                               $    1,764.4     $   1,573.2        12%

EPS - ASSUMING DILUTION                  $        0.75    $       0.66       14%

AVG. # SHARES - ASSUMING DILUTION             2,355.8         2,387.5



                                     4Q `00     % CHG.       VOL        PX      FX
                                     ------    -------       ---        --      --

TOTAL SALES                         $11,465        28%        24         6      -2
                                    -------   -------    -------   -------     ---

   Total U.S. and Foreign Sales       5,400        11%        14         1      -4
                                    -------   -------    -------   -------     ---
       U.S                            3,500        20%        17         3       0
       Foreign                        1,900        -3%         9        -1     -11

   Other Medco Sales                  6,065        48%

                                MERCK & CO., INC.
                                    FULL YEAR

                                              2000           1999         % CHG.
--------------------------------------------------------------------------------
TOTAL SALES                               $   40,363.2    $   32,714.0      23%
                                          ------------    ------------
TOTAL COSTS, EXPENSES, & OTHER            $   30,539.1    $   24,094.5
                                          ------------    ------------
   Materials & Production                     22,443.5        17,534.2
   Marketing & Administrative                  6,167.7         5,199.9
   Research & Development                      2,343.8         2,068.3
   Acquired Research                                --            51.1
   Equity Income From Affiliates                (764.9)         (762.0)
   Other (Income)/Expense, Net                   349.0             3.0



PRE-TAX INCOME                            $    9,824.1    $    8,619.5

TAXES                                     $    3,002.4    $    2,729.0
TAX RATE                                          30.6%           31.7%

NET INCOME                                $    6,821.7    $    5,890.5      16%

EPS - ASSUMING DILUTION                   $        2.90   $        2.45     18%

AVG. # SHARES - ASSUMING DILUTION              2,353.2         2,404.6



                                           2000     % CHG.      VOL     PX    FX
                                         -------   --------   -------   --    --

TOTAL SALES                              $40,365        23%        20    4    -1
                                         -------   -------    -------   --    --

   Total U.S. and Foreign Sales           20,225        16%        19   -1    -2
                                         -------   -------    -------   --    --
       U.S                                12,935        23%        24   -1     0
       Foreign                             7,290         5%        10   -1    -4

   Other Medco Sales                      20,140        32%

                                MERCK & CO., INC.
                           OTHER FINANCIAL DISCLOSURES
                                 FOURTH QUARTER
                                      2000




OTHER (INCOME)/EXPENSE, NET

                                                            4Q `00          4Q `99          2000           1999
    -------------------------------------------------------------------------------------------------------------
    INTEREST INCOME                                        $ (144.2)      $ (100.6)      $ (470.6)      $ (364.7)
    INTEREST EXPENSE                                          129.3           97.6          484.4          316.9
    EXCHANGE (GAINS)/LOSSES                                    (2.5)          (8.4)         (34.4)         (27.2)
    MINORITY INTERESTS                                         77.9           53.8          308.7          222.3
    AMORTIZATION OF GOODWILL AND INTANGIBLES                   81.0           78.4          319.1          317.4
    Other, net                                                (46.9)         (48.9)        (258.2)        (461.7)
                                                           ------------------------------------------------------
    TOTAL                                                  $   94.6       $   71.9       $  349.0       $    3.0
    -------------------------------------------------------------------------------------------------------------



JOINT VENTURE SALES DETAIL
All sales reported here are end-market JV sales, presented on a "NET" basis, rounded to the nearest $5 million.


        MERIAL                                                 4Q `00         4Q `99         2000           1999
    -------------------------------------------------------------------------------------------------------------
    IVOMEC, HEARTGARD, other avermectins                      $  130         $  135         $  535         $  565
    FRONTLINE                                                     70             45            345            315
    Biologicals                                                   80             90            320            340
    Other Animal Health                                           45             65            195            230
    Poultry Genetics                                              50             55            215            230
                                                           ------------------------------------------------------
    TOTAL MERIAL SALES                                        $  375         $  390         $1,610         $1,680
    -------------------------------------------------------------------------------------------------------------

        AVENTIS PASTEUR-MSD                                    4Q `00         4Q `99         2000           1999
    -------------------------------------------------------------------------------------------------------------
    HEPATITIS VACCINES                                          $ 25           $ 40           $135           $160
    VIRAL VACCINES                                                10             20             45             70
    Other Vaccines                                               100             90            360            335
                                                                -------------------------------------------------
    TOTAL PM-MSD SALES                                          $135           $150           $540           $565
    -------------------------------------------------------------------------------------------------------------



TOTAL MEDCO PRESCRIPTION/CLAIMS VOLUME (IN MILLIONS)

                                                                            2000             1999           % CHG
    -------------------------------------------------------------------------------------------------------------
    FIRST QUARTER                                                            99               94               5%
    SECOND QUARTER                                                           98               91               8%
    THIRD QUARTER                                                           120               90              33%
    FOURTH QUARTER                                                          135               97              39%
                                                                           --------------------------------------
    YEAR TO DATE                                                            452              372              22%
    -------------------------------------------------------------------------------------------------------------